UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 5, 2021 (July 25, 2021)

VINCO VENTURES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38448	82-2199200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania	18018
(Address of principal executive offices)	(Zip Code)

(866) 900-0992
(Registrant’s telephone number, including area code)

Edison Nation, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

Vinco Ventures, Inc. (NASDAQ:BBIG) (“Vinco”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on July 25,, 2021 (the “Original Report”) to report that ZVV Media Partners, LLC (“ZVV”), a Delaware limited liability company (“ZVV”) owned 50% by Vinco and 50% by ZASH Global Media and Entertainment Corporation, a Delaware corporation (“ZASH”), had consummated the acquisition of an 80% interest in Lomotif Private Limited,. a private company limited by shares incorporated in Singapore (“Lomotif”).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of Lomotif, and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Lomotif acquisition and related transactions. These financial statements and information are filed as Exhibits 99.1, 99.2, and 99.3.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

1.

The audited consolidated financial statements of Lomotif Pte. LTD as of December 31, 2020 and 2019 and for the years then ended, together with the notes thereto, are incorporated herein by reference and filed as Exhibit 99.1 hereto.

2.

The unaudited condensed consolidated financial statements of Lomotif Pte. LTD as of June 30, 2021 and December 31, 2020 and for the six months ended June 30, 2021 and 2020, together with the notes thereto, are incorporated herein by reference and filed as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020, are incorporated herein by reference and filed as Exhibit 99.3 hereto.

(c) Exhibits.

Exhibit No.	Description of Document

99.1	Audited financial statements of Lomotif Pte. LTD as of and for the years ended December 31, 2020 and 2019.
99.2	Unaudited condensed statement of operations of Lomotif Pte. LTD as of June 30, 2021 and December 31, 2020 and for the six months ended June 30, 2021 and 2020.
99.3	The unaudited pro forma combined financial statements as of June 30, 2021 and for the six months ended June 30, 2021 and for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 05, 2021

Vinco Ventures, Inc.

By:	/s/ Christopher B. Ferguson
Christopher B. Ferguson
Chairman and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Brett Vroman
Brett Vroman
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)